                                                                    Exhibit 10.1

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement"),  effective as of the 22nd day of September,  2011 (the "Effective  Date"), by and between BaxTech Asia Pte
Ltd, with an address at 190 Middle Road #19-05, Fortune Centre, Singapore 688979
("Seller"),  and Voz  Mobile  Cloud Ltd (f/k/a  Oro-Plata  Resources,  Inc.),  a
Washington  corporation  with an address at 435 Aspen  Drive #8,  Park City,  UT
84098 ("Purchaser").

     WHEREAS, Seller is the owner of the Assets (as defined herein); and

     WHEREAS,  Seller  wishes to sell,  and  Purchaser  wishes to purchase,  the
Assets upon the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants,  representations, warranties, conditions, and agreements hereinafter expressed, and for other good and  valuable  consideration,  the  receipt  and  sufficiency  which are  hereby acknowledged, the parties hereto agree as follows:

1.  DEFINITIONS.  Without  limiting the effect of any other terms defined in the text of this Agreement, the following words shall have the meaning given them in this Section 1.

1.1 "Assets" mean the Patents together with the Trademark.

1.2 "Escrow Agent" means Lucosky  Brookman LLP, 33 Wood Avenue South, 6th Floor,
Iselin, NJ 08830.

1.3  "Governmental  Authority"  means  any  (i)  nation,  principality,   state,
commonwealth,  province,  territory,  county,  municipality,  district  or other jurisdiction of any nature; (ii) federal,  state, local,  municipal,  foreign or other  government;  (iii)  governmental or quasi  governmental  authority of any nature (including any governmental division,  subdivision,  department,  agency, bureau, branch, office, commission,  council, board,  instrumentality,  officer, official,  representative,  organization,  unit, body or entity and any court or other  tribunal);  (iv)  multinational  organization  or body;  or (v) person or
entity  exercising,  or  entitled  to  exercise,  any  executive,   legislative,
judicial,  administrative,  regulatory, taxing or arbitral authority or power of any nature.

1.4 "Legal Requirement" means any federal, state, local,  municipal,  foreign or
other  law,  statute,  legislation,   constitution,  principle  of  common  law,
resolution,  ordinance,  code,  Order,  edict,  decree,  proclamation,   treaty,
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convention,   rule,  regulation,   permit,  ruling,  directive,   pronouncement,
requirement (licensing or otherwise),  specification,  determination,  decision, opinion  or  interpretation  that is,  has been or may in the  future be issued, enacted, adopted, passed, approved,  promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

1.5  "Liability" or  "Liabilities"  means all  liabilities  and/or  obligations, direct, indirect,  absolute or contingent,  whether accrued, vested or otherwise and  whether or not  reflected  or  required to be  reflected  on the  financial statements of a person or entity.

1.6 "Lien" means any lien, security interest,  pledge,  option,  title retention agreement, charge, claim, liability, judgment, license, restriction, encumbrance or rights of others of any nature whatsoever.

1.7 "Order" means any judgment, order, writ, judgment,  injunction, or decree of any court or other Governmental Authority.

1.8 "Patents"  means those patents that are listed,  identified and described on
Schedule  1.7 hereto and,  with  respect to such listed  patents,  all  pending, abandoned,  expired,  completed and issued U.S. and foreign patent  applications
and  patents  therefor,  as  applicable   (including  all  renewals,   reissues,
re-examinations, divisions, continuations,  continuations-in-part and extensions
thereof,   foreign   equivalence   thereto,   provisional  and   non-provisional
applications),  whether  granted or  registered or not, and all rights to obtain registrations  and  extensions  of  registrations,  or other legal  protections, wherever such rights exist  throughout the world,  together with: (i) all rights to sue in equity or at law for any and all infringements or other impairments of such listed patents occurring prior to the date of this Agreement, including the right  to  receive  and  retain  the  proceeds  and  damages  relating  to those infringements, misappropriation and other impairments or violations thereof, and any novel change, improvements,  additions or expansions of such listed patents;
(ii) all current  contracts  and future sales and  contracts  pertaining to such listed  patents;  (iii) all  authorizations  of  Governmental  Authorities  (and pending  applications  therefore),  including permits,  licenses,  certificates, consents,  variances and approvals, and (iv) all files and documents relating to any of the foregoing.

1.9  "Trademark"  means the trademark  identified  and described on Schedule 1.8 hereto and any and all pending, expired,  abandoned,  registered,  unregistered, and common law U.S. and foreign trademark  applications and trademarks,  service mark applications and service marks, designs,  logos, and trade dress, including the goodwill related to the foregoing,  and all federal and state  registrations thereof related thereto.

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2. SALE AND PURCHASE OF ASSETS; PURCHASE PRICE:

2.1  On the  date  ("Closing  Date")  of the  consummation  of the  transactions contemplated  hereby (the "Closing"),  Seller shall convey,  sell,  transfer and assign, and cause Smith & Hopen, PA, U.S.  registered patent attorneys ("Smith &
Hopen"),  to deliver to Purchaser  evidence of, and  Purchaser  shall  purchase, acquire  and accept from  Seller,  free from any Liens,  all of Seller's  right, title and interest in and to the Assets.

2.2 On the Closing  Date,  Purchaser  shall  issue,  convey and sell,  and cause
Escrow Agent to deliver to Seller, and Seller shall purchase, acquire and accept from  Purchaser,  stock  certificates  of  Purchaser  for an aggregate of eleven million  (11,000,000)  newly-issued  shares of common  stock of  Purchaser  (the
"Purchase  Price").  Additionally,  Seller shall  nominate,  and Purchaser shall appoint,  two board members (together,  the "Seller  Directors") to the board of directors of Purchaser.  The initial Seller Directors shall be Lawrence Lee Seng
Huat and John F. Baxter, Jr.

3. ESCROW. Prior to the Closing Date, Seller and Purchaser shall enter into that certain escrow agreement  attached hereto as Exhibit A (the "Escrow  Agreement")
with Escrow Agent,  pursuant to which,  among other  things,  Escrow Agent shall release the items held in escrow by Escrow Agent to the appropriate party hereto in accordance  with the terms and conditions set forth in the Escrow  Agreement.
After the execution of the Escrow Agreement and prior to the Closing Date:

3.1 Seller shall deposit with Smith & Hopen one or more assignment  documents to be  filed  with  the U.S.  Patent  and  Trademark  Office  ("USPTO")  assigning, transferring, selling and conveying all of the Patents to Purchaser in such form as can be properly  filed with the USPTO  without  any further  action of Seller
(i.e., completed, accurate and executed) (the "Assignment Documents"); and

3.2 Purchaser shall deposit with Escrow Agent the Purchase Price.

4. NO ASSUMPTION OF  LIABILITIES.  Purchaser shall not assume any liabilities or obligations  of Seller in  connection  with,  related to or with  respect to the
Assets. Without limiting the foregoing, Purchaser shall not assume:

4.1 any Liability of Seller  arising out of or in  connection  with any claim or proceeding  (regardless of whether made or instituted  prior to or subsequent to the Closing Date) to the extent arising out of or in connection  with the Assets which occurred on or prior to the Closing Date; and

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4.2 any Liability of Seller arising out of or in connection with  non-compliance with any Legal  Requirement or Order applicable to the Assets on or prior to the
Closing Date.

5.  NON-ASSIGNABLE  ASSETS:  To the extent that the legal interest in any of the
Assets,  or  any  claim,  right  or  benefit  arising  thereunder  or  resulting therefrom,  cannot be sold, assigned,  transferred or conveyed hereunder because it would be  invalid  or would  constitute  a breach  of any  contract  or other commitment  to which  Seller is a party or by which  Seller or any of the Assets may be bound,  or if any consent of a licensor  would be required in  connection with the assignment of any such contract or commitment, this Agreement shall not constitute an assignment of such Asset;  PROVIDED,  HOWEVER, that any such Asset shall be held and/or  received by Seller for the  benefit of  Purchaser  and its successors and assigns.  Seller will use its  reasonable  best efforts to obtain all consents  required for the assignment of any Asset to Purchaser.  Until such consent is obtained, Seller will cooperate with Purchaser and its successors and assigns in any reasonable  arrangement designed to provide for Purchaser and its successors and assigns the benefit of such Asset,  including enforcement for the benefit of Purchaser and its  successors  and assigns,  of any and all rights of
Seller  arising  out of the  breach or  cancellation  of any  contract  or other commitment in connection with such Asset.

6. SELLER'S REPRESENTATIONS:  Seller hereby represents and warrants to Purchaser as follows:

6.1 Corporate  Existence.  Seller is a company duly organized,  validly existing and in good standing under the laws of its  jurisdiction  of formation,  and has full  power and  authority  to own or lease its  properties  and to carry on its business as  currently  conducted.  Seller is duly  qualified  or licensed to do business in all the jurisdictions it is required to be so qualified or licensed;

6.2 Authorization. Seller has full power and authority to enter into and perform its  obligations  under  this  Agreement  and  to  consummate  the  transactions contemplated  hereby. The execution,  delivery and performance of this Agreement by Seller have been duly authorized by all requisite  action.  This Agreement is the legal,  valid and binding  obligation of Seller,  enforceable  in accordance with its terms,  except that such  enforcement may be subject to (i) bankruptcy, insolvency,  reorganization,  moratorium  or other  similar  laws  affecting  or relating  to  enforcement  of  creditors'  rights  generally,  and (ii)  general principles of equity;

6.3 No Violation. The execution and delivery of this Agreement by Seller and the consummation  of the  transactions  contemplated  herein do not and will not (i)
violate or result in a default  under the  charter  or  governing  documents  of
Seller,  (ii) violate (with or without the giving of notice or the lapse of time or both) any Legal  Requirement  or Order  applicable  to Seller or the  Assets,
(iii)  violate  or  breach,  or  constitute  a  default  under  or  grounds  for

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termination  of,  or  result  in  the  acceleration  of the  performance  of the obligations  of Seller under any contract  related to the Assets to which Seller is a party or by which the Assets are bound or affected, (iv) result in creation of any  lien  on any of the  Assets  or  (v)  prevent  the  carrying  out of the transactions  contemplated  hereby.  No permit,  consent,  waiver,  approval  or authorization  of,  or  declaration  to or  filing  or  registration  with,  any
Governmental  Authority  or  third  party is  required  in  connection  with the
execution,   delivery  or  performance  of  this  Agreement  by  Seller  or  the consummation by Seller of the transactions contemplated hereby;

6.4 Licenses  and  Permits;  Compliance  with Law.  Seller  holds all  licenses, certificates,  permits,  franchises and rights from all applicable  Governmental
Authorities necessary for the use of the Assets. Seller is not presently charged with, or under governmental investigation with respect to, any actual or alleged violation of any Legal  Requirement or Order, nor is it presently the subject of any pending or  threatened  adverse  proceeding  by any  Governmental  Authority having jurisdiction over the Assets;

6.5 Litigation.  To the best of Seller's  knowledge,  there is no suit,  action, claim,  litigation,  grievance,  proceeding  (administrative,  judicial,  or  in
arbitration,   mediation  or  alternative  dispute   resolution),   Governmental
Authority or grand jury investigation, or other action (any of the foregoing, an
"Action") pending,  or to Seller's  knowledge,  threatened against Seller, by or against  Seller  (and Seller has not been a party to any Action  including  such
claim)  involving  the  Assets,  including,   without  limitation,   any  Action
challenging, enjoining, or preventing this Agreement, or the consummation of the transactions  contemplated hereby. Seller has not received written notice of any such claim, asserting the invalidity, misuse or unenforceability,  infringement, misappropriation  or other violation of any  intellectual  property of any third party, or challenging Seller's ownership of or rights to use any Assets, and, to
Seller's knowledge, there are no grounds for any such claim or challenge;

6.6  Title.  Seller  is the sole and  exclusive  owner of all  right,  title and interest in and to the Assets, and has good title to the Assets,  free and clear of all Liens,  including  obligations  to transfer or license such  Assets,  and there exists no material restriction on the use or transfer or licensing of such
Assets. To Seller's  knowledge,  the Assets are valid and enforceable and Seller does not have any  obligation to compensate  any person or entity for its use of any Assets.  Seller has not granted to any person or entity any license (whether oral,  written,  implied or otherwise) to use the Assets. To Seller's knowledge, none of the Assets has been or is  subject  to any  interference,  cancellation,
reexamination,   reissue,   opposition,  or  any  other  proceeding  challenging
priority, scope, validity, or ownership anywhere in the world;

6.7 Liabilities.  Seller does not have any Liabilities which are associated with the Assets.  The consummation of the transactions  contemplated  hereby will not alter, impair, extinguish or invalidate any Assets owned or used by Seller;

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6.8 Confidentiality.  Seller is taking or has taken all commercially  reasonable actions necessary to maintain,  and, to Seller's knowledge,  Seller is taking or has taken all actions  necessary to protect,  the Assets prior to the  effective date of this Agreement;

6.9 No Adverse Actions. Seller has not:

     (a)  suffered,  permitted or incurred the  imposition  of any Lien or claim upon any of the Assets;

     (b)  committed,   suffered,  permitted  or  incurred  any  default  in  any
          Liability  which has had or will have a material  adverse  effect upon the Assets;

     (c)  made or agreed to any adverse  change in the terms of any  contract or instrument  to which it is a party  which may have a material  adverse effect on the Assets;

     (d)  waived,  canceled,  sold or  otherwise  disposed of, for less than the face amount  thereof,  any claim or right relating to the Assets which it has against others;

     (e)  made any disclosure of any confidential or proprietary  information of
          Seller  other  than  to  Purchaser  and its  representatives,  agents, attorneys and accountants or to Seller's own employees in the ordinary course;

     (f)  made any waiver of any  claims or rights  related to any of the Assets or abandonment or lapse of any of the Assets; or

     (g)  committed to do any of the foregoing  except as  contemplated  by this
          Agreement.

6.10 Contracts. There are no contracts relating to the Assets;

6.11  Brokers  and  Finders.  Seller  has not  retained  any broker or finder in connection with the transactions  contemplated  herein so as to give rise to any
valid  claim  for  any  brokerage  or  finder's   commission,   fee  or  similar
compensation; and

6.12  Disclosure  and  Accuracy.  This  Agreement and any schedules and exhibits hereto disclose all facts material to the Assets. No statement  contained herein or in any certificate,  schedule, exhibit, list or other instrument furnished to
Purchaser  pursuant to the provisions hereof contains or will contain any untrue statement  of any material  fact or omits or will omit to state a material  fact necessary  in order to make the  statements  contained  herein  or  therein  not misleading.

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7.  PURCHASER'S  REPRESENTATIONS:  Purchaser  hereby  represents and warrants to
Seller as follows:

7.1  Corporate  Existence.  Purchaser  is a company duly  incorporated,  validly existing and in good standing under the laws of the State of Washington, and has full  power and  authority  to own or lease its  properties  and to carry on its business as currently  conducted.  Purchaser is duly qualified or licensed to do business in all the jurisdictions it is required to be so qualified or licensed;

7.2  Authorization.  Purchaser  has full power and  authority  to enter into and perform its obligations  under this Agreement and to consummate the transactions contemplated  hereby. The execution,  delivery and performance of this Agreement by Purchaser have been duly authorized by all requisite  action.  This Agreement is the  legal,  valid  and  binding  obligation  of  Purchaser,  enforceable  in accordance  with its terms,  except that such  enforcement may be subject to (i)
bankruptcy,  insolvency,  reorganization,   moratorium  or  other  similar  laws
affecting or relating to enforcement of creditors'  rights  generally,  and (ii)
general principles of equity;

7.3 No Violation.  The execution and delivery of this Agreement by Purchaser and the consummation of the transactions contemplated herein do not and will not (i)
violate or result in a default under the charter or by-laws of  Purchaser,  (ii)
violate  (with or without the giving of notice or the lapse of time or both) any
Legal  Requirement  or Order  applicable  to  Purchaser,  or (iii)  prevent  the carrying  out of the  transactions  contemplated  hereby.  No  permit,  consent,
waiver,   approval  or  authorization   of,  or  declaration  to  or  filing  or
registration  with,  any  Governmental  Authority  or third party is required in connection  with the  execution,  delivery or  performance  of this Agreement by
Purchaser or the  consummation  by Purchaser  of the  transactions  contemplated hereby;

7.4 Brokers and  Finders.  Purchaser  has not  retained  any broker or finder in connection with the transactions  contemplated  herein so as to give rise to any
valid  claim  for  any  brokerage  or  finder's   commission,   fee  or  similar
compensation; and

7.5  Disclosure  and  Accuracy.   No  statement   contained  herein  or  in  any
certificate,  schedule,  exhibit,  list or other instrument  furnished to Seller pursuant to the provisions  hereof contains or will contain any untrue statement of any material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

8.  CONDITIONS  TO  PURCHASER'S  OBLIGATIONS  AT  CLOSING.  All  obligations  of
Purchaser under this Agreement are subject to fulfillment on the Closing Date of each of the following conditions:

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8.1 Representations and Warranties. The representations and warranties of Seller contained in Section 6 hereof and elsewhere  herein shall be true and correct in all material  respects in each case at and as of the Closing Date as though such representations and warranties were made at and as of such time;

8.2 Covenants. Seller shall have performed and complied in all material respects with all  covenants,  agreements  and  conditions  on its part  required by this
Agreement to be performed or complied with prior to or at the Closing Date;

8.3 No Litigation or Contrary Judgment. On the Closing Date there shall exist no valid Order, statute, rule, regulation,  executive order, stay, decree, judgment or injunction  which prohibits or prevents the  consummation of the transactions contemplated by this Agreement;

8.4  Assignment.  Seller shall have  deposited with Smith & Hopen the Assignment
Documents; and

8.5 Other  Deliveries.  Seller shall deliver or cause to be delivered such other documents and  instruments  as may be  reasonably  requested by Purchaser or its counsel to consummate the transactions contemplated hereby.

9.  CONDITIONS TO SELLER'S  OBLIGATIONS.  All  obligations  of Seller under this
Agreement  are subject to the  fulfillment  at the  Closing  Date of each of the following conditions:

9.1  Representations  and  Warranties.  The  representations  and  warranties of
Purchaser  contained in Section 7 hereof and elsewhere  herein shall be true and correct in all  material  respects in each case at and as of the Closing Date as though such representations and warranties were made at and as of such time;

9.2.  Covenants.  Purchaser  shall have  performed  and complied in all material respects  with  all  agreements  and  conditions  on its part  required  by this
Agreement to be performed or complied with prior to or at the Closing Date; and

9.3 No Litigation or Contrary Judgment. On the Closing Date there shall exist no valid Order, statute, rule, regulation,  executive order, stay, decree, judgment or injunction  which prohibits or prevents the  consummation of the transactions contemplated by this Agreement.

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9.4 Closing Payment. Purchaser shall have delivered the Purchase Price to Escrow
Agent.

10. POST CLOSING COVENANTS

10.1  Further  Assurances;  Cooperation.  From and after the Closing  Date,  the parties hereto shall,  on request,  cooperate with one another by furnishing any additional  information,  executing and delivering any additional  documents and instruments,  and  doing  any and all such  other  things  as may be  reasonably required by the  parties  hereto or their  counsel to  consummate  or  otherwise implement the transactions  contemplated by this Agreement.  With respect to the assignment,  prosecution,  and  maintenance of the Assets,  Seller and Purchaser shall  reasonably  cooperate for the purposes of transferring  ownership and the responsibility to administer,  prosecute,  and maintain the Assets to Purchaser;
and

10.2  Public  Announcements.  Seller  shall  not (and  Seller  shall  cause  its directors, officers, employees and agents not to) issue or cause the publication of  any  press  release  or  other  public  announcement  with  respect  to  the transactions contemplated by this Agreement without the prior written consent of
Purchaser.

11. INDEMNIFICATION:

11.1 By Seller.  Seller agrees to indemnify and hold harmless  Purchaser and its affiliates, and their respective shareholders,  directors,  officers, employees, successors,  assigns, and agents (the "Purchaser  Indemnified Persons") from and against  any and all claims,  losses,  damages,  liabilities,  expenses or costs
("Losses"),  plus reasonable attorneys' fees and expenses incurred in connection with Losses  and/or  enforcement  of this  Agreement,  incurred by  Purchaser by reason  of or  arising  out of or in  connection  with  (i)  the  breach  of any representation  or  warranty  contained  herein or in any  certificate  or other document  delivered to Purchaser  pursuant to the provisions of this  Agreement,
(ii) the failure of Seller to perform  any act  required  under this  Agreement,
(iii) a claim by any third party with respect to any Liability,  contract, other commitment or state of facts which constitutes a breach of any representation or warranty  contained in Section 6 hereof or in any  certificate or other document delivered by or on behalf of Seller to Purchaser  pursuant to the  provisions of this Agreement, or (iv) any Liability of Seller. Purchaser agrees to give prompt notice  to  Seller  of any  claim  for  which  Purchaser  seeks  indemnification hereunder,  which notice shall include a reasonably detailed description of such claim,  and a period of thirty  (30) days to cure such  breach,  and pay on such claim. If any claim is brought against  Purchaser for which  indemnification  is sought from Seller under this Section  11.1,  then  Purchaser  shall control the contest,  defense,  settlement or compromise  of any such claim  (including  the engagement  of counsel in connection  therewith),  at Seller's cost and expense, including the cost and expense of reasonable  attorneys' fees in connection with such contest, defense, settlement or compromise, and Seller shall have the right

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to  participate  in the contest,  defense,  settlement or compromise of any such claim at its own cost and expense,  including the cost and expense of reasonable attorneys' fees in connection with such participation;  PROVIDED,  HOWEVER, that
Purchaser  shall not  settle or  compromise  any such  claim  without  the prior written consent of Seller,  which consent shall not be unreasonably  withheld or delayed.  If Seller  fails to assume the defense of such claim within 30 days of receipt of notice of such claim,  or if at any time Seller  shall fail to defend in good faith any such claim,  Purchaser may assume the defense  thereof and may employ  counsel with  respect  thereto and all fees and expenses of such counsel shall be paid by Seller, and Purchaser may conduct and defend such claim in such manner as it may deem appropriate;  PROVIDED,  HOWEVER, that Purchaser shall not settle or compromise any such claim without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed.

11.2 By Purchaser.  Purchaser  agrees to indemnify and hold harmless  Seller and
its  affiliates,  and  their  respective  shareholders,   directors,   officers,
employees,  successors,  assigns, and agents (the "Seller Indemnified  Persons")
from and against any and all claims, losses, damages,  liabilities,  expenses or costs  ("Losses"),  plus  reasonable  attorneys'  fees and expenses  incurred in connection with Losses and/or enforcement of this Agreement,  incurred by Seller by reason  of or  arising  out of or in  connection  with (i) the  breach of any representation  or  warranty  contained  herein or in any  certificate  or other document delivered to Seller pursuant to the provisions of this Agreement,  (ii)
the failure of  Purchaser to perform any act  required  under this  Agreement or
(iii) a claim by any third party with respect to any Liability,  contract, other commitment or state of facts which constitutes a breach of any representation or warranty  contained in Section 7 hereof or in any  certificate or other document delivered by or on behalf of Purchaser to Seller  pursuant to the  provisions of this  Agreement.  Seller  agrees to give prompt notice to Purchaser of any claim for which Seller seeks indemnification  hereunder,  which notice shall include a reasonably detailed  description of such claim, and a period of thirty (30) days to cure such  breach,  and pay on such  claim.  If any claim is brought  against
Seller for which  indemnification  is sought from  Purchaser  under this Section
11.2, then Seller shall control the contest,  defense,  settlement or compromise of any such claim (including the engagement of counsel in connection therewith), at  Purchaser's  cost and expense,  including the cost and expense of reasonable attorneys'  fees  in  connection  with  such  contest,  defense,  settlement  or compromise,  and Seller  shall  have the right to  participate  in the  contest, defense, settlement or compromise of any such claim at its own cost and expense, including the cost and expense of reasonable  attorneys' fees in connection with
such  participation;   PROVIDED,  HOWEVER,  that  Seller  shall  not  settle  or
compromise any such claim without the prior written consent of Purchaser,  which consent shall not be  unreasonably  withheld or delayed.  If Purchaser  fails to assume the  defense  of such  claim  within 30 days of receipt of notice of such claim,  or if at any time Purchaser  shall fail to defend in good faith any such claim, Seller may assume the defense thereof and may employ counsel with respect thereto and all fees and  expenses of such counsel  shall be paid by  Purchaser, and  Seller may  conduct  and  defend  such claim in such  manner as it may deem

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
appropriate;  PROVIDED,  HOWEVER, that Seller shall not settle or compromise any such claim without the prior written  consent of Purchaser,  which consent shall not be unreasonably withheld or delayed.

12. MISCELLANEOUS:

12.1 Survival of Representations  and Warranties.  Notwithstanding  any right of any party  hereto to  investigate  the affairs of any of the parties  hereto and notwithstanding  any knowledge of facts  determined or determinable by any party hereto pursuant to such  investigation  or right of  investigation  or otherwise acquired or learned by any of the  parties  hereto,  each of the parties  hereto shall  have  the  right to rely  fully  upon  the  representations,  warranties, covenants and  agreements of the other party hereto  contained in this Agreement
and  to  pursue  all  rights  and   remedies  in   connection   therewith.   All
representations,  warranties, covenants and agreements shall survive the Closing and shall  expire on the  second  (2nd)  anniversary  of the  Closing  Date (the
"Survival Date").

12.2 Notices.  All  communications  required or permitted to be given  hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally with receipt acknowledged, (ii) sent by registered or certified mail, return receipt requested,  (iii) sent by telecopy with confirmation or (iv) sent by overnight  courier for next business day  delivery,  addressed to the parties hereto at the addresses and facsimile  numbers contained herein or to such other addresses or facsimile  numbers as any party hereto shall  hereafter  specify by communication  to the other party in the manner  provided in this Section  12.2.
Notice shall be deemed to have been given, received and dated on the earlier of:
(i) when actually received or upon refusal to accept delivery  thereof,  (ii) on the date when delivered  personally or via telecopy,  (iii) one (1) business day after  being sent by  overnight  courier and (iv) four (4)  business  days after mailing.

12.3  Severability.  If any term or  provisions  of this  Agreement is held by a court of competent  jurisdiction  to be invalid,  void,  or  unenforceable,  the remainder  of the terms and  provisions  set forth  herein  shall remain in full force and effect and shall in no way be affected,  impaired or invalidated,  and the  parties  hereto  shall  use  their  best  efforts  to find  and  employ  an alternative  means to achieve the same or substantially  the same result as that contemplated by such term or provision.

12.4 Governing Law;  Interpretation;  Jurisdiction;  Waiver of Jury Trial.  This
Agreement  shall in all respects be construed in accordance with and governed by the substantive laws of the State of Washington applicable to contracts executed and performed entirely within the state,  without reference to its choice of law rules.  This Agreement shall be interpreted and construed in accordance with the laws of the State of  Washington  without  giving  effect to the  principles  of conflicts of laws thereof.  Each party hereto hereby irrevocably  submits to the jurisdiction  of the  courts  of the  State of  Washington.  Each  party  hereby

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
irrevocably  waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such suit, action or proceeding  brought in such a court has been brought in an  inconvenient  forum, and the right to object,  with  respect to any such suit,  action or  proceeding brought in any such court, and that such court does not have  jurisdiction  over such party. In any such suit, action or proceeding, each party hereby waives, to the fullest extent it may  effectively do so,  personal  service of any summons, complaint  or other  process and agrees that the service  thereof may be made by certified or registered  mail,  addressed to such party at its address set forth in the preamble  herein.  THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN
ANY PROCEEDING,  WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING
IN CONTRACT,  TORT OR  OTHERWISE.  THE PARTIES AGREE THAT ANY OF THEM MAY FILE A
COPY OF THIS  SECTION  12.4 WITH ANY COURT AS WRITTEN  EVIDENCE OF THE  KNOWING,
VOLUNTARY AND  BARGAINED-FOR  AGREEMENT  AMONG THE PARTIES  IRREVOCABLY TO WAIVE
TRIAL BY JURY AND THAT ANY PROCEEDING  WHATSOEVER  BETWEEN THEM SHALL INSTEAD BE
TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

12.5. Entire  Agreement.  The parties hereto agree that all  understandings  and agreements  heretofore  made  between  them with  respect to the subject  matter hereof are merged into this  Agreement and any  schedules and exhibits  attached hereto  (collectively the "Transaction  Documents"),  which fully and completely express their agreement with respect to the subject matter hereof.  There are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, among the parties hereto, other than as set forth in the  Transaction  Documents.  All prior  agreements  among the  parties hereto  with  respect  to  the  subject  matter  hereof  are  superseded  by the
Transaction Documents, which integrate all promises, agreements,  conditions and understandings  among the parties  hereto with respect to the matters  contained herein.

12.6.   Termination,   Revocation,   Waiver,   Modification  or  Amendment.   No
termination,  revocation,  waiver,  modification  or amendment of this Agreement shall be binding unless agreed to in writing and signed by an authorized officer of each of the parties hereto.

12.7.  Counterparts.  This  Agreement may be executed in multiple  counterparts, each of which shall be deemed an original and all of which shall  constitute one and the same agreement. The signature of any party hereto to a counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

12.8. Assignability.  This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto.

                                       12
12.9 Binding  Effect.  This Agreement  shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

12.10 Waiver. No consent or waiver,  express or implied,  by any party hereto to or of any breach or default by any other party in the  performance  by any other party of its obligations  hereunder shall be deemed or construed to be a consent to or waiver of any other  breach or  default in the  performance  by such other party of the same or any other  obligation of such party  hereunder.  Failure on the part of a party hereto to complain of any act or failure to act of any other party or to declare such other party in default,  irrespective  of how long such failure  continues,  shall not  constitute  a waiver by such party of its rights hereunder.

12.11  Additional  Remedies.  The rights and  remedies of any party hereto under this  Agreement  shall not be  mutually  exclusive.  The  respective  rights and obligations hereunder shall be enforceable by specific  performance,  injunction or other  equitable  remedy,  but nothing  herein  contained is intended to, nor shall it limit or affect,  any other rights in equity or any rights at law or by statute or  otherwise  of any party  hereto  aggrieved  as against the other for breach or threatened  breach of any provision  hereof, it being the intention of this  Section to make  clear the  agreement  of the  parties  hereto  that their respective  rights and  obligations  hereunder shall be enforceable in equity as well as at law or otherwise.

12.12  Expenses.  Each of the  parties  hereto  shall pay the fees and  expenses incurred by it in connection with the  negotiation,  preparation,  execution and
performance  of  this  Agreement,  including,  without  limitation,   reasonable
attorneys' fees.

12.13 Costs of Enforcement. Except as otherwise set forth herein, the prevailing party  hereto  in any  proceeding  brought  to  enforce  any  provision  of this
Agreement  shall be  entitled to recover  the  reasonable  fees and costs of its counsel, plus all other costs of such proceeding.

12.14 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                            (Signature page follows)

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
                   Signature page to Asset Purchase Agreement

IN WITNESS  WHEREOF,  the parties  hereto have executed this Agreement as of the date above written.

                                      SELLER

                                      BaxTech Asia Pte Ltd

                                      By: /s/ Lawrence Lee
                                          --------------------------------------
                                      Name:  Lawrence Lee
                                      Title: Director

                                      PURCHASER

                                      Voz Mobile Cloud Ltd
                                      (f/k/a Oro-Plata Resources, Inc.)

                                      By: /s/ Lawrence Lee
                                          --------------------------------------
                                      Name:  Lawrence Lee
                                      Title: Chief Executive Officer

                                       14
                                  SCHEDULE 1.7

                                     PATENTS

6839412 Audio file transmission method

6385306 Audio file transmission method

6765996 Audio file transmission method

7031439 Audio file transmission method

                                       15
                                  SCHEDULE 1.8

                                    TRADEMARK

Trademark                              Registration      Registration         Next Renewal
  Name             Jurisdiction           Number             Date                 Date
  ----             ------------           ------             ----                 ----

VOICE IN MAIL      UNITED STATES         2748600        August 5, 2003       August 5, 2013

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